Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The unaudited pro forma condensed combined financial information and related footnotes (the “Pro Forma Financial Statements”) have been prepared in accordance with Article 11 of Regulation S-X, Pro Forma Financial Information, which is herein referred to as Article 11. The Pro Forma Financial Statements of Civitas Resources, Inc., a Delaware corporation (“Civitas” or the “Company”) present the combination of the financial information and the pro forma effect with respect to the following transactions (collectively, the “Transactions”), further details of which are included within the footnotes to the Pro Forma Financial Statements.

•	On August 2, 2023, the Company completed the acquisition of Hibernia Energy III, LLC (“HE3”) and Hibernia Energy III-B, LLC (“HE3-B” and, together with HE3, “Hibernia” and such acquisition, the “Hibernia Acquisition”) for aggregate consideration of $2.2 billion in cash, inclusive of customary post-closing adjustments.

•	On August 2, 2023, the Company completed the purchase of all of the issued and outstanding equity ownership interests of Tap Rock AcquisitionCo, LLC (“Tap Rock AcquisitionCo”), Tap Rock Resources II, LLC (“Tap Rock Resources II”), and Tap Rock NM10 Holdings, LLC (“Tap Rock NM10 Holdings” and, together with Tap Rock Resources II and Tap Rock NM10 Holdings, “Tap Rock” and such acquisition, the “Tap Rock Acquisition”) for aggregate consideration of approximately $2.5 billion, inclusive of customary post-closing adjustments.

•	On January 2, 2024, the Company completed the acquisition (the “Vencer Acquisition”) of certain oil and gas properties, interests, and related assets from Vencer Energy, LLC (“Vencer”) for adjusted aggregate consideration of approximately $2.0 billion, which was comprised of (i) $1.0 billion in cash, (ii) 7,181,527 shares of common stock, par value $0.01 per share, valued at approximately $500.0 million, and (iii) $550.0 million in cash to be paid on or before January 3, 2025.

The Pro Forma Financial Statements of Civitas present the combination of the financial information and the pro forma effects with respect to the Transactions, further details of which are included within the notes to the Pro Forma Financial Statements. The Pro Forma Financial Statements have been prepared from the respective historical consolidated financial statements of Civitas, Hibernia, Tap Rock, and Vencer, adjusted to give effect to the Transactions and exclude historical financial data from the HE3-B historical financial statements.

The unaudited pro forma condensed combined balance sheet (the “Pro Forma Balance Sheet”) combines the historical condensed consolidated balance sheets of Civitas and Vencer as of December 31, 2023, giving effect to the Transactions as if they had been consummated on December 31, 2023. The unaudited pro forma condensed combined statement of operations (the “Pro Forma Statement of Operations”) for the year ended December 31, 2023, combines the historical condensed consolidated statements of operations of Civitas, Vencer, Tap Rock (through the acquisition date) and Hibernia (through the acquisition date), giving effect to the Transactions as if they had been consummated on January 1, 2023. The Pro Forma Financial Statements contain certain reclassification adjustments to conform the historical Hibernia, Tap Rock, and Vencer financial statement presentations to Civitas’ financial statement presentation.

The Pro Forma Financial Statements are presented to reflect the Transactions and do not represent what Civitas’ results of operations would have been had the Transactions occurred on the dates noted above, nor do they project the results of operations of the combined company following the effective dates. The Pro Forma Financial Statements are intended to provide information about the continuing impact of the Transactions as if they had been consummated earlier. The transaction accounting adjustments are based on information and certain estimates and assumptions that management believes are reasonable based on currently available information. In the opinion of management, all adjustments necessary to present fairly the Pro Forma Financial Statements have been made.

The Transactions have been accounted for using the acquisition method of accounting, with Civitas identified as the acquirer. The acquisition method of accounting requires fair values to be estimated and determined for the consideration transferred, as well as the assets acquired and liabilities assumed by Civitas. As of the date of this filing, the determination of these fair value estimates are still preliminary as Civitas continues to complete the detailed valuation analysis to arrive at the required final valuations, which will be completed as soon as practicable, and will not extend beyond the one-year measurement period from the close of the Transactions provided under Accounting Standards Codification 805, Business Combinations (“ASC 805”). Any increases or decreases in the fair values of assets acquired and liabilities assumed upon completion of the final valuation analysis may be materially different from the information reflected in the Pro Forma Financial Statements herein. The Pro Forma Financial Statement should be read in conjunction with:

•	the audited consolidated financial statements contained in Civitas’ Annual Report on Form 10-K as of and for the year ended December 31, 2023, filed with the Securities and Exchange Commission on February 27, 2024;

•	the audited financial statements of Vencer as of and for the period ended December 31, 2023, which are included elsewhere in this filing;

•	the unaudited consolidated financial statements and notes of HE3 as of and for the six months ended June 30, 2023, filed with the Securities and Exchange Commission on September 29, 2023;

•	the unaudited consolidated financial statements of Tap Rock AcquisitionCo as of and for the six months ended June 30, 2023, filed with the Securities and Exchange Commission on September 29, 2023; and

•	the unaudited consolidated financial statements and notes of Tap Rock Resources II as of and for the six months ended June 30, 2023, filed with the Securities and Exchange Commission on September 29, 2023.

CIVITAS RESOURCES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

As of December 31, 2023

(in thousands)

	Civitas Historical	Vencer Historical	Vencer Reclassification Adjustments (Note 2)	Vencer Transaction Accounting Adjustments (Note 3)		Civitas Pro Forma Combined

	(in thousands, except per share amounts)
ASSETS
Current assets:
Cash and cash equivalents	$1,124,797	$31,166	$-	$(868,002)	(a) (c)	$287,961
Accounts receivable, net:
Crude oil and natural gas sales	505,961	-	71,687	(71,687)	(c)	505,961
Joint interest and other	247,228	-	6,525	(6,525)	(c)	247,228
Accounts receivable, net	-	78,212	(78,212)	-		-
Derivative assets	35,192	-	-	-		35,192
Prepaid income taxes	9,552	-	-	-		9,552
Deposits for acquisitions	163,164	-	-	(163,164)	(b)	-
Prepaid expenses and other	58,518	569	-	(569)	(c)	58,518
Total current assets	2,144,412	109,947	-	(1,109,947)		1,144,412
Property and equipment (successful efforts method):
Proved properties	12,738,568	-	2,169,472	(321,352)	(c) (d) (h)	14,586,688
Less: accumulated depreciation, depletion, and amortization	(2,339,541)	-	(239,965)	239,965	(d)	(2,339,541)
Total proved properties, net	10,399,027	-	1,929,507	(81,387)		12,247,147
Oil and natural gas properties, successful efforts method	-	2,169,472	(2,169,472)	-
Unproved properties	821,939	-	-	231,150	(d)	1,053,089
Wells in progress	536,858	-	-	-		536,858
Other property and equipment, net	62,392	-	1,291	(462)	(c)	63,221
Other PP&E	-	1,757	(1,757)	-		-
Accumulated depreciation, depletion, and amortization	-	(240,431)	240,431	-		-
Total property and equipment, net	11,820,216	1,930,798	-	149,301		13,900,315
Derivative assets	8,233	-	-	-		8,233
Right-of-use assets	94,606	-	11,306	-		105,912
Operating lease - ROU asset	-	11,306	(11,306)	-		-
Other noncurrent assets	29,852	-	66	(66)	(c)	29,852
Other long-term assets	-	66	(66)	-		-
Total assets	$14,097,319	$2,052,117	$-	$(960,712)		$15,188,724

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued expenses	$565,708	$-	$69,417	$(57,222)	(c) (e)	$577,903
Accounts payable	-	16,358	(16,358)	-		-
Production taxes payable	421,045	-	-	-		421,045
Crude oil and natural gas revenue distribution payable	766,123	-	28,956	(3,276)	(c)	791,803
Revenues payable	-	28,956	(28,956)	-		-
Accrued liabilities	-	53,059	(53,059)	-		-
Derivative liability	18,096	-	28,644	(28,644)	(c)	18,096
Asset retirement obligations	31,116	-	-	-		31,116
Lease liability	45,298	-	8,616	-		53,914
Operating lease liability - current	-	8,616	(8,616)	-		-
Deferred revenue	4,501	-	-	-		4,501
Short-term derivative instruments	-	28,644	(28,644)	-		-
Total current liabilities	1,851,887	135,633	-	(89,142)		1,898,378
Long-term liabilities:
Senior notes, net	4,035,732	-	-	-		4,035,732
Credit facility	750,000	-	-	-		750,000
Ad valorem taxes	313,753	-	-	-		313,753
Derivative liability	-	-	2,832	(2,832)	(c)	-
Deferred income tax liabilities, net	564,781	-	-	(22,272)	(f)	542,509
Asset retirement obligations	305,716	44,146	-	-		349,862
Lease liability	50,240	-	2,857	-		53,097
Operating lease liability - long term	-	2,857	(2,857)	-		-
Long-term derivative instruments	-	2,832	(2,832)	-		-
Deferred consideration	-	-	-	513,123	(a)	513,123
Deferred revenue	43,889	-	-	-		43,889
Total liabilities	7,915,998	185,468	-	398,877		8,500,343

Commitments and contingencies (Note 6)

Stockholders’ equity:
Preferred stock, $.01 par value	-	-	-	-		-
Common stock, $.01 par value	5,004	-	-	72	(g)	5,076
Equity	-	1,184,852	-	(1,184,852)	(h)	-
Additional paid-in capital	4,964,450	-	-	496,962	(g)	5,461,412
Retained earnings	1,211,867	681,797	-	(671,771)	(e) (f) (h)	1,221,893
Total stockholders’ equity	6,181,321	1,866,649	-	(1,359,589)		6,688,381
Total liabilities and stockholders’ equity	$14,097,319	$2,052,117	$-	$(960,712)		$15,188,724

See accompanying “Notes to Unaudited Pro Forma Condensed Combined Financial Statement”

CIVITAS RESOURCES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

Year Ended December 31, 2023

(in thousands, except per share data)

	Civitas Historical	Hibernia Historical	Hibernia Reclassification Adjustments (Note 2)	Hibernia Transaction Accounting Adjustments (Note 3)		Civitas Pro Forma Combined (Excluding Tap Rock and Vencer)
Operating net revenues:
Crude oil, natural gas, and NGL sales	$3,479,240	$-	$402,640	$-		3,881,880
Oil	-	354,729	(354,729)	-		-
Natural gas	-	18,407	(18,407)	-		-
Natural gas liquids	-	51,997	(51,997)	-		-
Realized gain on commodity derivatives	-	23,725	(23,725)	-		-
Other	-	-	-	-		-
Operating expenses:
Lease operating expense	301,288	32,230	2,075	-		335,593
Midstream operating expense	45,080	-	-	-		45,080
Gathering, transportation, and processing	290,645	-	-	-		290,645
Production taxes, transportation, processing and gathering	-	-	-	-		-
Workover	-	2,075	(2,075)	-		-
Severance and ad valorem taxes	276,535	-	23,897	-		300,432
Production, ad valorem and severance tax	-	23,897	(23,897)	-		-
Production taxes	-	-	-	-		-
Taxes other than income	-	-	-	-		-
Revenue deductions	-	22,493	(22,493)	-		-
Exploration	2,178	-	-	-		2,178
Depreciation, depletion, and amortization	1,171,192	91,092	-	1,483	(a)	1,263,767
Transaction costs	84,328	-	-	-		84,328
General and administrative expense	161,077	6,571	226	-		167,874
Accretion of asset retirement obligations	-	-	-	-		-
(Gain) loss on commodity derivative instruments	-	-	-	-		-
Other operating expense	7,437	-	-	-		7,437
Equity compensation expense	-	226	(226)	-		-
Total operating expenses	2,339,760	178,584	(22,493)	1,483		2,497,334
Other income (expense):
Derivative gain (loss), net	9,307	-	53,225	(53,225	)(b)	9,307
Interest expense	(182,740)	(18,037)	-	(66,977	)(c)	(267,754)
Gain (loss) on property transactions, net	(254)	9	-	232	(d)	(13)
Other income (expense)	33,661	76	-	-		33,737
Unrealized gain on commodity derivatives	-	29,500	(29,500)	-		-
Total other income (expense)	(140,026)	11,548	23,725	(119,970)		(224,723)
Income from operations before income taxes	999,454	281,822	-	(121,453)		1,159,823
Income tax expense	(215,166)	(1,729)	-	(58,737	)(e)	(275,632)
Net income (loss)	$784,288	$280,093	$-	$(180,190)		$884,191
Net income (loss) attributable to non-controlling interest	-	-	-	-		-
Net income (loss) attributable to controlling interest	$784,288	$280,093	$-	$(180,190)		$884,191

Earnings per common share:
Basic	$10.25					$10.25
Diluted	$10.16					$10.16
Weighted-average common shares outstanding
Basic	86,240					86,240
Diluted	86,988					86,988

See accompanying “Notes to Unaudited Pro Forma Condensed Combined Financial Statements”

CIVITAS RESOURCES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS (Continued)

Year Ended December 31, 2023

(in thousands, except per share data)

	Civitas Pro Forma Combined (Excluding Tap Rock and Vencer)	Tap Rock AcquisitionCo Historical	Tap Rock II Historical	Tap Rock AcquisitionCo Reclassification Adjustments (Note 2)	Tap Rock II Reclassification Adjustments (Note 2)	Tap Rock Transaction Accounting Adjustments (Note 4)		Civitas Pro Forma Combined (Excluding Vencer)
Operating net revenues:
Crude oil, natural gas, and NGL sales	$3,881,880	$382,658	$167,580	$-	$-	$-		$4,432,118
Oil	-	-	-	-	-	-		-
Natural gas	-	-	-	-	-	-		-
Natural gas liquids	-	-	-	-	-	-		-
Realized gain on commodity derivatives	-	-	-	-	-	-		-
Other	-	1,004	-	(1,004)	-	-		-
Operating expenses:
Lease operating expense	335,593	66,515	47,938	-	-	-		450,046
Midstream operating expense	45,080	-	-	-	-	-		45,080
Gathering, transportation, and processing	290,645	9,617	-	-	2,058	-		302,320
Production taxes, transportation, processing and gathering	-	-	15,180	-	(15,180)	-		-
Workover	-	-	-	-	-	-		-
Severance and ad valorem taxes	300,432	-	-	30,915	13,122	-		344,469
Production, ad valorem and severance tax	-	-	-	-	-	-		-
Production taxes	-	30,915	-	(30,915)	-	-		-
Taxes other than income	-	-	-	-	-	-		-
Revenue deductions	-	-	-	-	-	-		-
Exploration	2,178	-	-	-	-	-		2,178
Depreciation, depletion, and amortization	1,263,767	89,315	66,049	-	-	52,764	(a)	1,471,895
Transaction costs	84,328	-	-	-	-	-		84,328
General and administrative expense	167,874	15,189	15,632	-	-	-		198,695
Accretion of asset retirement obligations	-	-	-	-	-	-		-
(Gain) loss on commodity derivative instruments	-	-	-	-	-	-		-
Other operating expense	7,437	-	-	-	-	-		7,437
Equity compensation expense	-	-	-	-	-	-		-
Total operating expenses	2,497,334	211,551	144,799	-	-	52,764		2,906,448
Other income (expense):
Derivative gain (loss), net	9,307	18,598	24,237	-	-	(42,835	)(b)	9,307
Interest expense	(267,754)	(46,659)	(9,532)	-	-	(13,128	)(c)	(337,073)
Gain (loss) on property transactions, net	(13)	-	-	-	-	-		(13)
Other income (expense)	33,737	-	-	1,004	-	-		34,741
Unrealized gain on commodity derivatives	-	-	-	-	-	-		-
Total other income (expense)	(224,723)	(28,061)	14,705	1,004	-	(55,963)		(293,038)
Income from operations before income taxes	1,159,823	144,050	37,486	-	-	(108,727)		1,232,632
Income tax expense	(275,632)	-	-	-	-	(24,119	)(d)	(299,751)
Net income (loss)	$884,191	$144,050	$37,486	$-	$-	$(132,846)		$932,881
Net income (loss) attributable to non-controlling interest	-	8,457	-	-	-	(8,457	)(e)	-
Net income (loss) attributable to controlling interest	$884,191	$135,593	$37,486	$-	$-	$(124,389)		$932,881

Earnings per common share:
Basic	$10.25							$9.91
Diluted	$10.16							$9.83
Weighted-average common shares outstanding
Basic	86,240							94,141
Diluted	86,988							94,889

See accompanying “Notes to Unaudited Pro Forma Condensed Combined Financial Statements”

CIVITAS RESOURCES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

(Continued)

Year Ended December 31, 2023

(in thousands, except per share data)

	Civitas Pro Forma Combined (Excluding Vencer)	Vencer Historical	Vencer Reclassification Adjustments (Note 2)	Vencer Transaction Accounting Adjustments (Note 5)		Civitas Pro Forma Combined
Operating net revenues:
Crude oil, natural gas, and NGL sales	$4,432,118	$830,379	$-	$-		$5,262,497
Oil	-	-	-	-		-
Natural gas	-	-	-	-		-
Natural gas liquids	-	-	-	-		-
Realized gain on commodity derivatives	-	-	-	-		-
Other	-	-	-	-		-
Operating expenses:
Lease operating expense	450,046	68,829	-	-		518,875
Midstream operating expense	45,080	-	-	-		45,080
Gathering, transportation, and processing	302,320	6,756	-	-		309,076
Production taxes, transportation, processing and gathering	-	-	-	-		-
Workover	-	-	-	-		-
Severance and ad valorem taxes	344,469	-	52,874	-		397,343
Production, ad valorem and severance tax	-	-	-	-		-
Production taxes	-	-	-	-		-
Taxes other than income	-	52,874	(52,874)	-		-
Revenue deductions	-	-	-	-		-
Exploration	2,178	-	-	-		2,178
Depreciation, depletion, and amortization	1,471,895	135,746	2,521	65,464	(i)	1,675,626
Transaction costs	84,328	-	-	12,195	(e)	96,523
General and administrative expense	198,695	19,627	-	-		218,322
Accretion of asset retirement obligations	-	2,521	(2,521)	-		-
(Gain) loss on commodity derivative instruments	-	26,168	(26,168)	-		-
Other operating expense	7,437	686	(686)	-		7,437
Equity compensation expense	-	-	-	-		-
Total operating expenses	2,906,448	313,207	(26,854)	77,659		3,270,460
Other income (expense):
Derivative gain (loss), net	9,307	-	(26,168)	26,168	(j)	9,307
Interest expense	(337,073)	(25,098)	-	(100,379	)(k)	(462,550)
Gain (loss) on property transactions, net	(13)	-	-	-		(13)
Other income (expense)	34,741	1	(686)	-		34,056
Unrealized gain on commodity derivatives	-	-	-	-		-
Total other income (expense)	(293,038)	(25,097)	(26,854)	(74,211)		(419,200)
Income from operations before income taxes	1,232,632	492,075	-	(151,870)		1,572,837
Income tax expense	(299,751)	-	-	(70,071	)(f)	(369,822)
Net income (loss)	$932,881	$492,075	$-	$(221,941)		$1,203,015
Net income (loss) attributable to non-controlling interest	-	-	-	-		-
Net income (loss) attributable to controlling interest	$932,881	$492,075	$-	$(221,941)		$1,203,015

Earnings per common share:
Basic	$9.91					$11.87
Diluted	$9.83					$11.79
Weighted-average common shares outstanding
Basic	94,141					101,322
Diluted	94,889					102,070

See accompanying “Notes to Unaudited Pro Forma Condensed Combined Financial Statements”

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

NOTE 1 – BASIS OF PRESENTATION

The Civitas, Hibernia, Tap Rock, and Vencer historical financial information has been derived from each respective company’s historical financial statements. Certain of Hibernia’s, Tap Rock’s and Vencer’s historical amounts have been reclassified to conform to Civitas’ financial statement presentation, as discussed further in Note 2. The Pro Forma Financial Statements should be read in conjunction with each company’s historical financial statements and the notes thereto. The Pro Forma Balance Sheet gives effect to the Transactions as if they had been completed on December 31, 2023. The Pro Forma Statement of Operations for the year ended December 31, 2023, gives effect to the Transactions as if they had been completed on January 1, 2023. In the opinion of Civitas’ management, all material adjustments have been made that are necessary to present fairly, in accordance with Article 11 of Regulation S-X of the Securities and Exchange Commission (“SEC”), the pro forma financial statements.

The Pro Forma Financial Statements do not purport to be indicative of the results of operations of the combined company that would have occurred if the Transactions had occurred on the date indicated, nor are they indicative of Civitas’ future results of operations. In addition, future results may differ significantly from those reflected in the Pro Forma Financial Statements. Further, the Pro Forma Financial Statements exclude historical financial data from HE3-B’s historical financial statements.

NOTE 2 - RECLASSIFICATION ADJUSTMENTS

The Pro Forma Financial Statements have been adjusted as follows to reflect reclassifications of Hibernia’s, Tap Rock’s, and Vencer’s historical financial statements to conform to Civitas’ financial statement presentation.

(a)	Vencer Reclassification Adjustments

Pro Forma Condensed Combined Balance Sheet as of December 31, 2023

•	Reclassification of approximately $71.7 million from Accounts receivable to Accounts receivable, net – Oil and gas sales;

•	Reclassification of approximately $6.5 million from Accounts receivable to Account receivable, net – Joint interest and other;

•	Reclassification of approximately $2,169.5 million from Oil and natural gas properties, successful efforts method to Proved properties;

•	Reclassification of approximately $1.8 million from Other PP&E to Other property and equipment, net.

•	Reclassification of approximately $240.0 million from Accumulated depreciation, depletion, and amortization to Accumulated depreciation, depletion, and amortization of Proved property;

•	Reclassification of approximately $0.4 million from Accumulated depreciation, depletion, and amortization to Other property and equipment, net.

•	Reclassification of approximately $11.3 million from Operating-lease ROU asset to Right-of-use assets;

•	Reclassification of approximately $0.1 million from Other long-term assets to Other noncurrent assets;

•	Reclassification of approximately $16.4 million from Accounts payable and approximately $53.1 million from Accrued liabilities to Accounts payable and accrued expenses;

•	Reclassification of approximately $29.0 million from Revenues payable to Crude oil and natural gas revenue distribution payable;

•	Reclassification of approximately $8.6 million from Operating lease liability – current to Lease liability in Current liabilities;

•	Reclassification of approximately $28.6 million from Short-term derivative instruments to Derivative liability in Current liabilities;

•	Reclassification of approximately $2.8 million from Long-term derivative instruments to Derivative liability in Long-term liabilities; and

•	Reclassification of approximately $2.9 million from Operating lease liability – long term to Lease liability in Long-term liabilities.

Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2023

•	Reclassification of approximately $52.9 million from Taxes other than income to Severance and ad valorem taxes;

•	Reclassification of approximately $2.5 million from Accretion of asset retirement obligations to Depreciation, depletion, and amortization;

•	Reclassification of approximately $26.2 million from (Gain) loss on commodity derivative instruments to Derivative gain (loss); and

•	Reclassification of approximately $0.7 million from Other operating expense to Other income (expense).

(b)	Hibernia Reclassification Adjustments

Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2023

•	Reclassification of approximately $354.7 million from Revenues – Oil, approximately $18.4 million from Revenues – Natural gas, approximately $52.0 million from Revenues – Natural gas liquids, and approximately $22.5 million from Revenue deductions to Crude oil, natural gas, and NGL sales;

•	Reclassification of approximately $29.5 million from Unrealized gain on commodity derivatives and approximately $23.7 million from Operating net revenues – Realized gain on commodity derivatives to Derivative gain (loss), net;

•	Reclassification of approximately $2.1 million from Workover to Lease operating expense;

•	Reclassification of approximately $23.9 million from Production, ad valorem and severance tax to Severance and ad valorem taxes;

•	Reclassification of approximately $0.2 million from Equity compensation expense to General and administrative expense.

(c)	Tap Rock AcquisitionCo Reclassification Adjustments

Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2023

•	Reclassification of approximately $1.0 million from Revenues – Other to Other Income (expense); and

•	Reclassification of approximately $30.9 million from Production taxes to Severance and ad valorem taxes.

(d)	Tap Rock II Reclassification Adjustments

Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2023

•	Reclassification of approximately $2.1 million from Production taxes, transportation, processing and gathering to Gathering, transportation, and processing; and

•	Reclassification of approximately $13.1 million from Production taxes, transportation, processing and gathering to Severance and ad valorem taxes.

NOTE 3 – VENCER PRELIMINARY ACQUISITON ACCOUNTING AND PRO FORMA ADJUSTMENTS

The Vencer Acquisition has been accounted for under the acquisition method of accounting for business combinations in accordance with ASC 805. The allocation of the preliminary purchase price with respect to the Vencer Acquisition is based upon management’s estimates of and assumptions related to the fair values of assets acquired and liabilities assumed as of the acquisition date. The final purchase price allocation and the resulting effect on Civitas’ results of operations may differ significantly from the pro forma amounts included herein, which are based on preliminary estimates and assumptions. As of the date of this filing, the determination of these fair value estimates is still preliminary as Civitas continues to complete the detailed valuation analysis to arrive at the required final estimates, which will be completed as soon as practicable, and will not extend beyond the one-year measurement period from the close of the applicable Transactions under ASC 805. In particular, assets and liabilities subject to potential adjustment in amounts that could be material to the Pro Forma Financial Statements include oil and gas properties of approximately $2.0 billion.

The following tables present the preliminary purchase price and preliminary purchase price allocation of the assets acquired and the liabilities assumed in the Vencer Acquisition:

Preliminary Acquisition Consideration (in thousands)
Cash portion of total estimated preliminary purchase price	$1,000,000
Stock portion of total estimated preliminary purchase price	504,507
Maximum deferred payment amount	513,123
Adjustment to total estimated preliminary purchase price	(7,474)
Total estimated preliminary purchase price	$2,010,156

Preliminary Purchase Price Allocation
(in thousands)
Assets Acquired
Proved properties	$1,848,120
Unproved properties	231,150
Other property and equipment, net	829
Right-of-use assets	11,306
Deferred income tax asset	50
Total assets acquired	$2,091,455

Liabilities Assumed
Oil and gas revenue distribution payable	$25,680
Lease liability	11,473
Asset retirement obligations	44,146
Total liabilities assumed	$81,299
Net assets acquired	$2,010,156

Reflects the pro forma change in cash and cash equivalents as follows (in thousands)
Vencer Transaction consideration payment in cash	$(836,836)
Purchase Accounting Eliminations	(31,166)
Pro forma change in cash and cash equivalents	$(868,002)

Vencer Acquisition Accounting Adjustments

The Pro Forma Financial Statements have been adjusted to give effect to the Vencer Acquisition as follows:

(a)	Reflect the cash and deferred consideration portions of the total estimated preliminary purchase price to be paid in connection with the Vencer Acquisition.

(b)	Reflect the application of the Vencer cash deposit towards the total estimated preliminary purchase price.

(c)	Reflect the exclusion of certain historical assets and liabilities of Vencer not acquired as part of the Vencer Acquisition.

(d)	Reflect the adjustment to recognize the preliminary estimated fair value of Proved and Unproved properties.

(e)	Reflect the accrual of non-recurring costs of approximately $12.2 million related to the Vencer Acquisition including, among others, fees paid for financial advisors, legal services, and professional accounting services. These costs are not reflected in the historical December 31, 2023 consolidated balance sheets of Civitas and Vencer, but are reflected in the Pro Forma Condensed Combined Balance Sheet as of December 31, 2023 as an increase to Accounts payable and accrued expenses, with a corresponding increase to Transaction costs in the Pro Forma Condensed Combined Statement of Operations as these are nonrecurring in nature.

(f)	Reflect the pro forma tax adjustments based upon a statutory federal and blended state tax rate of 23.51% for the year ended December 31, 2023. The adjustments include:

• the decrease to deferred tax liabilities as a result of the Vencer Acquisition, primarily related to a decrease in the overall blended tax rate of Civitas due to the change in state tax footprint; and

• the income tax expense effect of the Vencer Acquisition accounting adjustments.

(g)	Reflect the adjustment resulting from the issuance of shares of Civitas Common Stock to Vencer investors to effect the Vencer Acquisition.

(h)	Reflect the elimination of Vencer’s historical equity balances in accordance with the acquisition method of accounting.

(i)	Reflect the pro forma adjustments to Depreciation, depletion, and amortization to calculate depletion expense based on the preliminary fair value of the proved properties acquired in accordance with the successful efforts method of accounting.

(j)	Reflect the adjustment to remove the effect of derivatives not assumed with the Vencer Acquisition.

(k)	Reflect the following pro forma adjustments related to Interest expense for the year ended December 31, 2023:

•	an increase to Interest expense of approximately $64.7 million related to the issuance of $1.0 billion in 8.625% Senior Notes due 2030 (the “2030 Senior Notes”);

•	an increase to Interest expense of approximately $1.0 million, related to the amortization of the debt discount associated with the 2030 Senior Notes;

•	an increase to Interest expense of approximately $0.3 million, related to the amortization of debt issuance costs associated with the 2030 Senior Notes; and

•	an increase to Interest expense of approximately $34.4 million related to the deferred consideration portion of the total estimated preliminary purchase price.

NOTE 4 – HIBERNIA PRELIMINARY ACQUISITION ACCOUNTING AND PRO FORMA ADJUSTMENTS

The Hibernia Acquisition has been accounted for under the acquisition method of accounting for business combinations in accordance with ASC 805. The allocation of the preliminary purchase price with respect to the Hibernia Acquisition is based upon management’s estimates of and assumptions related to the fair values of assets acquired and liabilities assumed as of the acquisition date. The purchase price allocation for the Hibernia Acquisition is preliminary, and Civitas will continue to assess the fair values of the assets acquired and liabilities assumed. Management expects to finalize the purchase price allocation as soon as practicable, which will not extend beyond the one-year measurement period. The Pro Forma Statements of Operations have been adjusted to give effect to the Hibernia Acquisition as follows:

(a)	Reflect the pro forma adjustments to Depreciation, depletion, and amortization to calculate depletion expense based on the preliminary fair value of the proved properties acquired in accordance with the successful efforts method of accounting.

(b)	Reflect the adjustment to remove the effect of derivatives not assumed as part of the Hibernia Acquisition.

(c)	Reflect the following pro forma adjustments related to Interest expense for the year ended December 31, 2023:

•	an increase to Interest expense of approximately $16.8 million, related to the draw on the Company's reserve-based revolving facility (the “Civitas Credit Facility”);

•	an increase to Interest expense of approximately $64.2 million, related to the issuance of $1.5 billion in 8.375% Senior Notes due 2028 and 8.750% Senior Notes due 2031 (“Acquisition Senior Notes”);

•	an increase to Interest expense of approximately $1.5 million, related to the amortization of the debt discount associated with the Acquisition Senior Notes;

•	an increase to Interest expense of approximately $2.4 million, related to the amortization of debt issuance costs associated with the Acquisition Senior Notes and borrowings on the Civitas Credit Facility;

•	a decrease to Interest Expense of approximately $18.0 million related to the elimination of historical interest expense on the Hibernia credit facility; and

•	a one-eighth percent increase or decrease in the interest rate would have changed interest expense related to the Civitas Credit Facility by $0.3 million.

(d)	Reflect the pro forma adjustments to Gain on property transactions, net to reclassify certain amounts previously capitalized by Hibernia under the full cost method of accounting in order to conform to the presentation to the successful efforts method of accounting used by Civitas for oil and gas properties.

(e)	Reflect the pro forma income tax expense effect of the Hibernia Acquisition accounting adjustments based upon a statutory federal and blended state tax rate of 23.77% for the year ended December 31, 2023.

NOTE 5 – TAP ROCK PRELIMINARY ACQUISITION ACCOUNTING AND PRO FORMA ADJUSTMENTS

The Tap Rock Acquisition has been accounted for under the acquisition method of accounting for business combinations in accordance with ASC 805. The allocation of the preliminary purchase price with respect to the Tap Rock Acquisition is based upon management’s estimates of and assumptions related to the fair values of assets acquired and liabilities assumed as of the acquisition date. The purchase price allocation for the Tap Rock Acquisition is preliminary, and Civitas will continue to assess the fair values of certain of the assets acquired and liabilities assumed. Management expects to finalize the purchase price allocation as soon as practicable, which will not extend beyond the one-year measurement period. The Pro Forma Statements of Operations have been adjusted to give effect to the Tap Rock Acquisition as follows:

(a)	Reflect the pro forma adjustments to Depreciation, depletion, and amortization to calculate depletion expense based on the preliminary fair value of the proved properties acquired in accordance with the successful efforts method of accounting.

(b)	Reflect the adjustment to remove the effect of derivatives not assumed as part of the Tap Rock Acquisition.

(c)	Reflect the following pro forma adjustments related to Interest expense for the year ended December 31, 2023:

•	an increase to Interest expense of approximately $14.6 million, related to the draw on the Civitas Credit Facility;

•	an increase to Interest expense of approximately $51.4 million, related to the issuance of $1.2 billion in Acquisition Senior Notes;

•	an increase to Interest expense of approximately $1.2 million, related to the amortization of the debt discount associated with the Acquisition Senior Notes;

•	an increase to Interest expense of approximately $2.1 million, related to the amortization of debt issuance costs associated with the Acquisition Senior Notes and borrowings on the Civitas Credit Facility;

•	a decrease to Interest expense of approximately $56.2 million, related to elimination of historical interest expense on the Tap Rock term loan and credit facility; and

•	a one-eighth percent increase or decrease in the interest rate would have changed interest expense related to the Civitas Credit Facility by $0.3 million.

(d)	Reflect the pro forma income tax expense effect of the Tap Rock Acquisition accounting adjustments based upon a statutory federal and blended state tax rate of 24.32% for the year ended December 31, 2023.

(e)	Reflect the elimination of the non-controlling interests as Civitas acquired 100% of Tap Rock.

NOTE 6 – SUPPLEMENTAL PRO FORMA OIL AND GAS RESERVES INFORMATION

The following tables present the estimated pro forma combined net proved developed and undeveloped oil and gas reserves information as of December 31, 2023, along with a summary of changes in quantities of net remaining proved reserves during the year ended December 31, 2023.

The following estimated pro forma combined oil and gas reserves information is not necessarily indicative of the results that might have occurred had the Transactions been completed on January 1, 2023 and is not intended to be a projection of future results.

	Oil (MBbl)
	Civitas	Vencer	Civitas Pro Forma Combined
Balance-December 31, 2022	152,602	209,869	362,471
Extensions, discoveries, and other additions	12,598	-	12,598
Production	(36,726)	(8,786)	(45,512)
Divestiture of reserves	(830)		(830)
Removed from capital program	(2,301)		(2,301)
Acquisition of reserves	151,717	819	152,536
Revisions to previous estimates	(4,255)	(130,146)	(134,401)
Balance-December 31, 2023	272,805	71,756	344,561

Proved developed reserves:
December 31, 2022	117,768	44,561	162,329
December 31, 2023	199,585	49,013	248,598

Proved undeveloped reserves:
December 31, 2022	34,834	165,308	200,142
December 31, 2023	73,220	22,743	95,963

	Natural Gas (MMcf)
	Civitas	Vencer	Civitas Pro Forma Combined
Balance-December 31, 2022	867,500	849,037	1,716,537
Extensions, discoveries, and other additions	31,174		31,174
Production	(133,821)	(26,148)	(159,969)
Divestiture of reserves	(3,582)		(3,582)
Removed from capital program	(7,812)		(7,812)
Acquisition of reserves	635,710	2,911	638,621
Revisions to previous estimates	(68,867)	(463,884)	(532,751)
Balance-December 31, 2023	1,320,302	361,916	1,682,218

Proved developed reserves:
December 31, 2022	750,793	250,603	1,001,396
December 31, 2023	1,077,221	265,063	1,342,284

Proved undeveloped reserves:
December 31, 2022	116,707	598,434	715,141
December 31, 2023	243,081	96,853	339,934

	NGLs (MBbl)
	Civitas	Vencer	Civitas Pro Forma Combined
Balance-December 31, 2022	118,834	163,050	281,884
Extensions, discoveries, and other additions	3,719		3,719
Production	(18,400)	(4,712)	(23,112)
Divestiture of reserves	(514)		(514)
Removed from capital program	(1,155)		(1,155)
Acquisition of reserves	114,708	946	115,654
Revisions to previous estimates	(12,249)	(100,019)	(112,268)
Balance-December 31, 2023	204,943	59,265	264,208

Proved developed reserves:
December 31, 2022	102,004	39,322	141,326
December 31, 2023	162,117	41,480	203,597

Proved undeveloped reserves:
December 31, 2022	16,830	123,728	140,558
December 31, 2023	42,826	17,785	60,611

Standardized Measure of Discounted Future Net Cash Flows Relating to Proved Oil and Gas Reserve Quantities

The following tables present the estimated pro forma discounted future net cash flows at December 31, 2023. The pro forma standardized measure information set forth below gives effect to the Transactions as if the Transactions had been completed on January 1, 2023. With respect to the disclosures below for Civitas, the amounts were determined by referencing the “Standardized Measure of Discounted Future Net Cash Flows” reported in Civitas’ Annual Report on Form 10-K for the year ended December 31, 2023. An explanation of the underlying methodology applied, as required by SEC regulations, can be found within the Annual Report on Form 10-K. With respect to the disclosures below for Vencer, the amounts were initiated from the “Unaudited Supplemental Oil and Gas Disclosures” reported in Vencer’s annual financial statements for the year ended December 31, 2023, included elsewhere in this filing. Subsequently, the amounts were updated by Civitas management for changes in the development plans of the assets as of the acquisition date and updates for income tax considerations as Vencer was a limited liability corporation that is exempt from federal taxes. These calculations assume the continuation of existing economic, operating and contractual conditions at December 31, 2023. Therefore, the following estimated pro forma standardized measure is not necessarily indicative of the results that might have occurred had the Transactions been completed on January 1, 2023 and is not intended to be a projection of future results. Future results may vary significantly from the results reflected herein.

Discounted Future Net Cash Flows

The standardized measure of discounted future net cash flows relating to proved oil and natural gas reserves for the year ended December 31, 2023 are as follows:

	For the Year Ended December 31, 2023
	Civitas	Vencer	Civitas Pro Forma Combined
Future cash flows	$27,947,743	$7,457,509	$35,405,252
Future production costs	(11,038,268)	(1,797,884)	(12,836,152)
Future development costs	(2,366,582)	(609,755)	(2,976,337)
Future income tax expense	(1,605,756)	(752,922)	(2,358,678)
Future net cash flows	12,937,137	4,296,948	17,234,085
10% annual discount for estimated timing of cash flows	(4,667,858)	(2,154,941)	(6,822,799)
Standardized measure of discounted future net cash flows	$8,269,279	$2,142,007	$10,411,286

The changes in the standardized measure of discounted future net cash flows relating to proved oil and natural gas reserves are as follows:

	For the Year Ended December 31, 2023
	Civitas	Vencer	Civitas Pro Forma Combined
Beginning of period	$7,927,490	$8,463,912	$16,391,402
Crude oil, natural gas, and NGL sales, net of production costs	(2,558,095)	(701,920)	(3,260,015)
Net changes in prices and production costs	(4,385,615)	(3,357,812)	(7,743,427)
Net changes in extensions, discoveries, and other additions	363,594	-	363,594
Development costs incurred	447,181	311,777	758,958
Changes in estimated development cost	(39,386)	(119,612)	(158,998)
Acquisition of reserves	5,199,814	23,837	5,223,651
Divestiture of reserves	(32,483)	-	(32,483)
Revisions of previous quantity estimates	(529,185)	(2,745,465)	(3,274,650)
Net change in income taxes	796,068	(287,729)	508,339
Accretion of discount	983,428	853,037	1,836,465
Changes in production rates and other	96,468	(298,018)	(201,550)
End of period	$8,269,279	$2,142,007	$10,411,286